UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 14, 2023
SenesTech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23460 N. 19th Avenue, Suite 110 Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (928) 779-4143
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 18, 2023, our stockholders approved a proposal at a special meeting of stockholders (the “Special Meeting”) further amending our Amended and Restated Certificate of Incorporation (as amended, the “Certificate of Incorporation”), to effect a reverse stock split of our common stock, par value $0.001 per share (“Common Stock”), at a ratio between one-for-two (1:2) and one-for-twelve (1:12), without reducing the authorized number of shares of Common Stock. On November 7, 2023, our Reverse Split Committee of our Board of Directors approved a final split ratio of one-for-twelve (1:12). Following such approval, we filed an amendment to the Certificate of Incorporation (the “Amendment”) with the Secretary of State of the State of Delaware on November 14, 2023 to effect the reverse stock split, with an effective time of 4:01 p.m., Eastern Time on November 16, 2023.

No fractional shares will be issued in connection with the reverse stock split. Each fractional share of Common Stock will either be (i) rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or (ii) rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under our 2018 Equity Incentive Plan, in order to comply with the requirements of Sections 409A and 424 of the Internal Revenue Code of 1986.

The new CUSIP number for the Common Stock following the reverse stock split is 81720R 505.

The description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1(a) and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On November 15, 2023, we issued a press release announcing the reverse stock split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, which is incorporated into this Item 7.01, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Exhibits
3.1(a)	Certificate of Amendment to Amended and Restated Certificate of Incorporation of SenesTech, Inc. (furnished herewith).
99.1	Press Release dated November 15, 2023 (furnished herewith).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2023	SENESTECH, INC.

	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Executive Vice President, Chief Financial Officer, Treasurer and Secretary